UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 1, 2005

                                SUPERCLICK, INC.
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                 (Name of Small Business Issuer in its charter)

                  WASHINGTON                              52-2219677
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        (State or other jurisdiction of                 (IRS Employer
         incorporation or organization)               Identification No.)

                 4275 Executive Square Suite 215 La Jolla 92037
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               (Address of principal executive offices) (Zip Code)

                    Issuer's Telephone Number (858) 518-1387
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                       Issuer's Fax Number (858) 279-1799
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                 Check the appropriate box below if the Form 8-K
             filing is intended to simultaneously satisfy the filing
                  obligation of the registrant under any of the
                              following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Statements in this Current Report on Form 8-K regarding the proposed transaction, the expected completion of the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and other statements about expectations, beliefs, goals and plans constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should be considered to be forward- looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the ability to consummate the proposed transaction due to the failure to obtain stockholder approval or the failure to satisfy other conditions to the closing of the proposed transaction, the ability to recognize the benefits of the transaction, intense competition in Superclick's industry, changes in government regulation, failure to manage the integration of Superclick and HotelNet, and other risks that are described in Superclick's Annual Report on Form 10-KSB/A for the year ended October 31, 2004 as amended, and its quarterly report on Form 10-QSB/A for the quarter ended April 30, 2005. In addition, any forward-looking statements represent Superclick's estimates only as of today and should not be relied upon as representing Superclick's estimates as of any subsequent date. Superclick disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this release, except as required by law.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 2, 2005, Superclick, Inc. ("Superclick") entered into a membership interest purchase agreement ("Purchase Agreement") with the members of Hotel Net LLC, a Georgia limited liability company ("Hotel Net"), pursuant to which Superclick has agreed to acquire all of the membership interests of Hotel Net for $800,000 in cash and 2,750,000 shares of its restricted common stock. In addition, pursuant to an "earn-out" agreement if Hotel Net meets certain objectives by September 1, 2006, Superclick will grant Hotel Net an additional 2,000,000 shares of its restricted common stock and an additional $200,000 in cash consideration.

Hotel Net provides wired and wireless High Speed Internet Access solutions to the hospitality industry. Founded in 2002, Hotel Net has rapidly grown its footprint in the United States to approximately 160 hotel installations and 20,000 rooms. Hotel Net has significant expertise in wireless (Wi-Fi) high speed Internet access installations.

The foregoing descriptions of the Acquisition, the Purchase Agreement, the terms and conditions of the Purchase Agreement are qualified in their entirety by reference to the text of the Purchase Agreement which is attached hereto as
Exhibit 2.1 and is incorporated herein by reference. A copy of the Company's press release, dated September 6, 2005, relating to the Acquisition is also attached hereto as Exhibit 99.1 and incorporated herein by reference.

Executive Employment Agreements and Board of Directors

In connection with the Purchase Agreement, Chirag Patel, one of Hotel Net's founding members and its Chief Executive Officer, has agreed to enter into a an executive employment agreement during the transition period through December 31, 2005 on a full-time basis and on a part-time basis through December 31, 2006. In addition, Chirag Patel and Dipan Patel, other of Hotel Net's founding members, will have been appointed to the Superclick's board of directors.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

 2.1  Membership Interest Purchase Agreement
99.1  Press Release, dated September 6, 2005.

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                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SUPERCLICK, INC.


Date: September 6, 2005                 By: /s/ Todd M. Pitcher
                                            ------------------------------------
                                            Name: Todd M. Pitcher
                                            Title: Chairman of the Board,
                                            interim Chief Financial Officer, and
                                            Principal Accounting Officer